UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. ____)

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Filed by a Party other than the Registrant

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Preliminary Proxy Statement

Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

Definitive Proxy Statement

☑	Definitive Additional Materials
Soliciting Material Pursuant to Section 240.14a-12

AMERICAN BEACON FUNDS

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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American Beacon Funds

***We still need your vote.***

The Special Meeting for the American Beacon Funds has adjourned to allow shareholders more time to vote on the proposals.

Your vote makes a difference!

To express our appreciation for your participation, American Beacon Advisors, Inc. will make a charitable donation of $1 for every shareholder account that votes beginning November 10, 2023. Contributions will be made in equal parts to Feeding America and the Make-A-Wish Foundation.  Regardless of how you vote, you’ll help these charities make a difference.

YOUR FUND BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL(S)

Please call 866-434-5625 to VOTE today.

Further details can be found at

https://www.americanbeaconfunds.com/202310shmtg.aspx